UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 31, 2023

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 230 San Diego, CA 92130 (858) 434-1113

(Address and zip code; telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Oncternal Therapeutics, Inc. (“Oncternal”) estimates that its cash, cash equivalents, and short-term investments were $54.3 million and it had 58.7 million shares of common stock outstanding as of March 31, 2023. These amounts are preliminary and are subject to completion of Oncternal’s financial closing procedures for the quarter ended March 31, 2023. As a result, these amounts may differ from the amounts that will be reflected in Oncternal’s financial statements as of and for the quarter ended March 31, 2023.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, Oncternal’s officers and other members of Oncternal’s senior management team voluntary agreed to waive their rights to receive an annual cash performance bonus for the year ending December 31, 2023. Dr. Breitmeyer also agreed to a temporary 20% reduction to his base salary through December 31, 2024.

In connection with the foregoing agreements by Oncternal’s officers and members of senior management, the compensation committee approved certain retention arrangements for these individuals. Specifically, subject to continued employment through the date on which 2023 annual bonuses for Oncternal’s other employees are determined by Oncternal’s compensation committee (the “Determination Date”), each recipient will be eligible to receive a retention bonus in early 2025 equal to the amount he or she would have received under Oncternal’s annual incentive plan based on actual company performance during 2023. This retention bonus amount will be subject to earlier payment in the event of the recipient’s involuntary termination without cause, resignation for good reason or a change in control, in each case on or after the Determination Date, and subject to the execution of a release of claims in the case of an involuntary termination without cause or resignation for good reason.

In addition to the foregoing, Dr. Breitmeyer will be eligible to receive an additional retention payment in early 2025 equal to the aggregate base salary foregone by him through December 31, 2024 (or, if earlier, his termination or a change in control) pursuant to his salary reduction arrangement, subject to his continued employment through a specified date. This retention bonus amount will be subject to earlier payment in the event of his involuntary termination without cause, resignation for good reason or a change in control, and subject to the execution of a release of claims in the case of an involuntary termination without cause or resignation for good reason.

Item 8.01. Other Events.

On April 3, 2023, Oncternal announced a strategic reprioritization based on the rapidly changing commercial landscape for Bruton’s tyrosine kinase inhibitors. Pursuant to the reprioritization, Oncternal will be closing two studies: Study ZILO-301, a randomized, double-blind, placebo-controlled global Phase 3 registrational study evaluating zilovertamab in combination with ibrutinib for the treatment of patients with relapsed or refractory mantle cell lymphoma (“MCL”), and Study CIRM-0001, a Phase 1/2 clinical trial evaluating zilovertamab in combination with ibrutinib for the treatment of patients with MCL, chronic lymphocytic leukemia (“CLL”), or marginal zone lymphoma. These closures, as well as the reduction of other project and indirect expenses, are expected to fund Oncternal’s operations into 2025, which will support the advancement of Oncternal’s two pipeline assets, ONCT-808 and ONCT-534.

ONCT-808, Oncternal’s ROR1 targeting autologous CAR T cell therapy, is being tested in a recently initiated Phase 1/2 clinical trial for the treatment of patients with relapsed or refractory aggressive B-cell lymphoma, including those who have failed previous CD19 CAR T therapy. Preclinical models show robust and specific activity against ROR1 expressing cells from multiple tumor types. Oncternal expects to present initial clinical data in late 2023, with additional clinical data readouts in 2024.

ONCT-534, Oncternal’s novel dual-action androgen receptor inhibitor, has concluded IND-enabling studies, and Oncternal expects to submit an IND in mid-2023. Preclinical models suggest activity directed to both the N-terminal and ligand binding domain of the androgen receptor (“AR”), and activity against the most common forms of resistance to current standard of care AR inhibitors. A Phase 1/2 clinical trial in patients with metastatic castrate-resistant prostate cancer who are resistant to AR inhibitor treatment is expected to open shortly thereafter. Oncternal expects to present initial clinical data in mid-2024.

Oncternal plans to continue exploring the potential value of zilovertamab in areas of high unmet medical need. The robust response rates and prolonged progression free survival seen for MCL and CLL patients expressing TP53 aberrations will be further investigated preclinically and extended into other tumor types, such as lung cancer and prostate cancer. Oncternal expects partnerships and collaborations to be essential for executing future late-stage clinical trials of zilovertamab.

Forward-Looking Statements

Oncternal cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on Oncternal’s current beliefs and expectations. Such forward-looking statements include Oncternal’s estimated cash, cash equivalents, short-term investments and capitalization as of March 31, 2023; Oncternal’s expected cash runway; the timing of reaching milestones, including the enrollment on clinical studies; the timing for regulatory filings and communications; and future development opportunities for zilovertamab. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, potential changes in estimated cash and cash equivalents and capitalization based on the completion of financial closing procedures and release of complete results for the quarter ended March 31, 2023, risks associated with the clinical development and process for obtaining regulatory approval of Oncternal’s product candidates, such as potential delays in the commencement, enrollment and completion of clinical trials, and other risks described in Oncternal’s filings with the Securities and Exchange Commission. Oncternal cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Oncternal undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: April 3, 2023	By:	/s/ Richard G. Vincent
Name: Richard G. Vincent
Title: Chief Financial Officer